UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2014

Navient Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Continental Drive, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

On April 17, 2014, Navient Corporation ( “Navient”), and its parent SLM Corporation (“Sallie Mae”), first released presentations titled “Navient Investor Roadshow” and “Sallie Mae Investor Presentation,” respectively, which provide information to investors about the post-separation businesses to be conducted by Navient and Sallie Mae. Copies of the presentations are available on Sallie Mae’s website at https://www.salliemae.com/about/investors/webcasts/. In addition, these documents are being furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description

99.1*	Navient Investor Roadshow

99.2*	Sallie Mae Investor Presentation

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

Date: April 17, 2014	By:	/s/ John F. Remondi
John F. Remondi
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Navient Investor Roadshow

99.2*	Sallie Mae Investor Presentation

*	Furnished herewith.